Filed Pursuant to Rule 497(e)
1933 Act File No. 333-179562
1940 Act File No. 811-22668
Gadsden Dynamic Growth ETF (GDG)
a series of ETF Series Solutions

November 27, 2019

Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated November 16, 2018

The Board of Trustees of ETF Series Solutions, upon a recommendation from Gadsden, LLC, the investment adviser to the Gadsden Dynamic Growth ETF (the “Fund”), has determined to close and liquidate the Fund immediately after the close of business on December 27, 2019 (the “Liquidation Date”). Shares of the Fund are listed on the NYSE Arca, Inc.

Effective on or about December 2, 2019, the Fund will begin liquidating its portfolio assets. This will cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Fund’s prospectus.

The Fund will no longer accept orders for new creation units after the close of business on the business day prior to the Liquidation Date, and trading in shares of the Fund will be halted prior to market open on the Liquidation Date. Prior to the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Fund’s shares during that time period. Customary brokerage charges may apply to such transactions.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. Shareholders should contact their tax advisor to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund, if any. Once the distributions are complete, the Fund will terminate. Proceeds of the liquidation will be sent to shareholders promptly after the Liquidation Date.

For additional information, please call 1-800-617-0004.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.